UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2022

Evolv Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39417	84-4473840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 4th Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 374-8100

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVLV	The Nasdaq Stock Market
Warrants to purchase one share of Class A common stock	EVLVW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2022, Evolv Technologies Holdings, Inc. (the “Company”) and Peter Faubert reached an agreement regarding Mr. Faubert’s termination from his position as the Company’s Senior Vice President of Strategic Finance (the “Separation Agreement”), effective on January 31, 2022 (the “Termination Date”). As previously announced, Mr. Faubert, the former Chief Financial Officer of the Company, assumed the role of Senior Vice President of Strategic Finance on November 1, 2021.

Pursuant to the Separation Agreement, in exchange for certain releases of claims, Mr. Faubert’s agreement to transition his responsibilities and duties to other Company personnel, and certain additional covenants related to cooperation and competitive activity, the Company will provide cash severance benefits to Mr. Faubert of $225,000, representing nine months of base salary, to be paid in equal installments over the nine-month period following the Termination Date and $67,500, representing 75% of his target bonus for the 2022 fiscal year, to be paid in a lump sum within sixty days of the Termination Date. He will also be entitled to any accrued but unpaid compensation for the period prior to the Termination Date (including his bonus for the 2021 calendar year, to the extent unpaid), and reimbursement of expenses in accordance with the Company's business expense policies. In addition, Mr. Faubert's vested options will remain outstanding and exercisable until the first anniversary of the Termination Date. Mr. Faubert’s remaining unvested stock options, performance-vesting restricted stock units, and time-vesting restricted stock units will be forfeited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolv Technologies Holdings, Inc.

Date:	February 4, 2022	By:	/s/ Peter George
		Name:	Peter George
		Title:	Chief Executive Officer